Exhibit 32
Certifications of Principal Executive and Principal Financial Officers Pursuant to 18 U.S.C. 1350

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of A. Schulman, Inc. (the “Company”) on Form 10-K for the period ending August 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company does hereby certify that:
(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph M. Gingo Joseph M. Gingo
President and Chief Executive Officer of A. Schulman, Inc.
October 26, 2009

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of A. Schulman, Inc. (the “Company”) on Form 10-K for the period ending August 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company does hereby certify that:
(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul F. DeSantis Paul F. DeSantis
Chief Financial Officer, Vice President and Treasurer of A. Schulman, Inc.
October 26, 2009